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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                             R. G. BARRY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Ohio                         1-8769                      31-4362899
   ---------------             -----------------             ------------------
   (State or other             (Commission File                (IRS Employer
   jurisdiction of                    Number)                Identification No.)
   incorporation)

                   13405 Yarmouth Road N.W., Pickerington, Ohio 43147
                 -----------------------------------------------------
                  (Address of principal executive offices) (Zip Code)

                                    (614)864-6400
                        -------------------------------------
                  (Registrant's telephone number, including area code)

                                    Not Applicable
                          ------------------------------
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

Item  1.01  Entry into a Material Definitive Agreement.

      On March 10, 2004, R. G. Barry Corporation (the "Company") entered into an Executive Employment Contract (the "Original Employment Contract") with Thomas
M. Von Lehman for Mr. Von Lehman to serve as President and Chief Executive Officer of the Company. The Employment Contract provided for an initial six-month term that was renewable for additional three-month increments upon the written agreement of the Company and Mr. Von Lehman. The initial term six-month term of the Employment Contract expired on September 9, 2004, and on that date it was renewed for an additional three-month term ending on December 9, 2004, pursuant to an Extension of Executive Employment Contract. On December 9, 2004, the Original Employment Contract was renewed for a second three-month term expiring on March 9, 2005, pursuant to a Second Extension of Executive Employment Contract (the "Second Extension").

      On February 24, 2005, the Company entered into an Executive Employment Contract (the "New Employment Contract") with Mr. Von Lehman. The New Employment Contract provides for a term beginning on February 24, 2005 and ending on March 31, 2006. The New Employment Contract supersedes the Original Employment Contract.

      Pursuant to the Employment Contract, Mr. Von Lehman will receive $37,500 per month in salary and will be eligible for various employee benefits, including participation in the Company's Annual Incentive Plan at a range of 20% to 80% of his annualized base salary. If he is employed with the Company on December 31, 2005, Mr. Von Lehman is guaranteed a bonus of at least $90,000. The New Employment Contract also provides Mr. Von Lehman with specified compensation if the Company is involved in a Sale Transaction (as defined in the New Employment Contract) prior to the second anniversary of the last day of the term of the New Employment Contract, except as otherwise set forth in the Employment Contract.

      In addition, Mr. Von Lehman will be granted stock options to purchase up to 100,000 shares of the Company. These options will be granted at the time the Company grants options to members of its management in 2005 (but in no event later than March 15, 2005) and will have an exercise price equal to the closing price of the Company's shares on the grant date. These options have a two-year term and will vest on December 31, 2005, unless certain events occur prior to such time.

      A copy of the New Employment Contract is attached hereto as Exhibit 10 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the New Employment Contract. A news release regarding the New Employment Contract is attached as
Exhibit 99 hereto.

Item 1.02    Termination of a Material Definitive Agreement.

      Upon its execution, the New Employment Contract superseded the Original Employment Contract in its entirety. To the extent applicable, the discussion above regarding the supersession of the Original Employment Contract by the New Employment Contract is incorporated herein by reference.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item  9.01  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            Exhibit No. Description

                  10 Executive Employment Contract between R. G. Barry Corporation and Thomas M. Von Lehman dated February 24, 2005

                  99 News Release of R. G. Barry Corporation dated February 24, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  R. G. BARRY CORPORATION

February 28, 2005                 By:   /s/ Daniel D. Viren
                                     -------------------------------------------
                                      Daniel D. Viren
                                      Senior Vice President - Finance, Chief
                                      Financial Officer, Secretary and Treasurer

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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated February 24, 2005

                             R. G. Barry Corporation

            Exhibit No. Description

                  10 Executive Employment Contract between R. G. Barry Corporation and Thomas M. Von Lehman dated February 24, 2005

                  99 News Release of R. G. Barry Corporation dated February 24, 2005

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